EXHIBIT 10.18
                           REVOLVING PROMISSORY NOTE
                                (FLOATING RATE)
                                 (this "Note")

THIS NOTE IS SUBJECT TO A CREDIT AGREEMENT

THIS NOTE IS SECURED BY ALL SECURITY   THIS IS A RENEWAL, EXTENSION,
AGREEMENTS COVERING PERSONAL           MODIFICATION OR DEFERRAL OR
PROPERTY EXECUTED BY BORROWER(S)       DEFERRAL OF NOTE
IN FAVOR OF BANK BEFORE OR AT          1677048-01,3001,710001
THE SAME TIME AS THIS NOTE.


NAME(S) AND ADDRESS(ES) OF B0RROWER(S)
  PHYSICIAN'S VISITING NURSE SERVICE, INC.

  ONE RIVERWAY #2300           HOUSTON     TX     77056-

U.S. $  3,950,000.00                                           (THE "DATE")
                                                               MARCH 15, 1996

ACCOUNT NUMBER/NOTE NUMBER   TRANSACTION CODE      TELLER      OFFICER
   004-1677046-                 RI                   SAM        941202

   FOR VALUE RECEIVED, the "Borrower," (jointly and severally if more than one), promises to pay to the order of

   TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Bank") on or before APRIL 15, 1997, at its office at 712 MAIN HOUSTON, TEXAS 77252-2558, or at such other location as Bank may designate, in immediately available funds

     ***THREE MILLION NINE HUNDRED FIFTY THOUSAND AND NO/100***
 UNITED STATES DOLLARS (U.S.    $3,950,000.00      ) (the "Maximum Amount
 of Note") or the aggregate unpaid amount of all advances hereunder, whichever is less. Borrower will also pay interest on the unpaid principal balance outstanding from time to time at a rate per annum equal to the lesser of (i) the sum of the Prime Rate (as hereinafter defined) from time to time in effect plus
      ZERO
 percent (0.000%), (the "STATED RATE") or (ii) the maximum nonusurious rate of interest from time to time permitted by applicable law, (the "HIGHEST LAWFUL RATE"). If the Stated Rate at any time exceeds the Highest Lawful Rate, the actual rate of interest to accrue on the unpaid principal amount of this Note will be limited to the Highest Lawful Rate, but any subsequent reductions in the Stated Rate due to reductions in the Prime Rate will not reduce the interest rate payable upon the unpaid principal amount of this Note below the Highest Lawful Rate unto the total amount of interest accrued on this Note equals the amount of interest which would have accrued if the Stated Rate had at all times been in effect.

    "PRIME RATE" means the rate determined from time to time by Bank as its prime rate. The Prime Rate shall change automatically from time to time without notice to Borrower or any other person. THE PRIME RATE IS A REFERENCE RATE AND MAY NOT BE BANK'S LOWEST RATE.

    If Texas law determines the Highest Lawful Rate, Bank has elected the "indicated" (weekly) ceiling as defined in the Texas Credit Code or any successor statute. Bank may from time to time, as to current and future balances, elect and implement any other ceiling under such Code and/or revise the index, formula or provisions of law used to compute the rate on this open-end account by notice to Borrower, if and to the extent permitted by, and in the manner provided in such Code.

    Each advance must be at least
             N/A

  UNITED STATES DOLLARS (U.S.$      N/A    ) unless the amount available
  for borrowing under this Note is less.

     Accrued and unpaid interest is due and payable MONTHLY, beginning on APRIL 15, 1996, and continuing on the 15TH day of each MONTH thereafter and at maturity when all unpaid principal and accrued and unpaid interest is finally due and payable.

     Interest will be computed on the basis of the actual number of days elapsed and a year comprised of: [ ] 365 (or 366 as the case may be) days [X] 360 days, unless such calculation would result in a usurious interest rate, in which case such interest will be calculated on the basis of a 365 or 366 day year, as the case may be.

     All past-due principal and interest on this Note will, at Bank's option, bear interest at the Highest Lawful Rate, or if applicable law does not provide for a maximum nonusurious rate of interest, at a rate per annum equal to 18%.

     In addition to all principal and accrued interest on this Note, Borrower agrees to pay: (a) all reasonable costs and expenses incurred by Bank and all owners and holders of this Note in collecting this Note through probate, reorganization, bankruptcy or any other proceeding; and (b) reasonable attorney's fees if and when this Note is placed in the hands of an attorney for collection.

     Borrower and Bank intend to conform strictly to applicable usury laws, Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Note will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the contract or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on the unpaid principal amount of this Note. All amounts constituting interest will be spread throughout the full term of this Note in determining whether interest exceeds lawful amounts.

     The unpaid principal balance of this Note at any time will be the total amounts advanced by Bank, less the amount of all payments or prepayments of principal. Absent manifest error, the records of Bank will be conclusive as to amounts owed. Subject to the terms and conditions of this Note and the Loan Documents, Borrower may use all or any part of the credit provided for herein at any time before the maturity of this Note and may borrow, repay and reborrow. There is no limitation on the number of advances made so long as the total unpaid principal amount at any time outstanding does not exceed the Maximum Amount of Note.

     Borrower may at any time pay the full amount or any part of this Note without the payment of any premium or fee. Any partial prepayment will be in the amount of U.S.$ N/A (U.S.$ N/A), or an integral multiple thereof. All payments may, at Bank's sole option, be applied to accrued interest, to principal, or to both.

     "LOAN DOCUMENT" means this Note and any document or instrument evidencing, securing, guaranteeing or given in connection with this Note. "OBLIGATIONS" means all principal, interest and other amounts which are or become owing under this Note or any other Loan Document. "OBLIGOR" means Borrower and any guarantor, surety, co-signer, general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations. Where appropriate the neuter gender includes the feminine and the masculine and the singular number includes the plural number.

     Each of the following events or conditions is an "EVENT OF DEFAULT:" (1) any Obligor fails to pay any of the Obligations when due; (2) any warranty, representation or statement now or hereafter contained in or made in connection with any Loan Document was false or misleading in any respect when made; (3) any Obligor violates any covenant, condition or agreement contained in any Loan Document; (4) any Obligor fails or refuses to submit financial information requested by Bank or to permit Bank to inspect its books and records on request; (5) any event of default occurs under any other Loan Document; (6) any individual Obligor dies, or any Obligor that is an entity dissolves; (7) a receiver, conservator or similar official is appointed for any Obligor or any Obligor's assets; (8) any petition is filed by or against any Obligor under any bankruptcy, insolvency or similar law; (9) any Obligor makes an assignment for the benefit of creditors; (10) a final judgment is entered against any Obligor and remains unsatisfied for 30 days after entry, or any property of any Obligor is attached, garnished or otherwise made subject to legal process; (11) any material adverse change occurs in the business, assets, affairs or financial condition of any Obligor; and (12) Borrower is in default of any other obligation to or any other agreement with Bank.

     If any Event of Default occurs, then Bank may do any or all of the following: (i) cease making advances hereunder; (ii) declare the Obligations to be immediately due and payable, without notice of acceleration or of intention to accelerate, presentment and demand or protest or notice of any kind, all of which are hereby expressly waived; (iii) set off, in any order, against the Obligations any debt owing by Bank to any Obligor, including, but not limited to, any deposit account, which right is hereby granted by each Obligor to Bank; and (iv) exercise any and all other rights under the Loan Document, at law, in equity or otherwise.

     No waiver of any default is a waiver of any other default. Bank's delay in exercising any right or power under any Loan Document is not a waiver of such right or power.

     Each Obligor severally waives notice, demand, presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration protest, notice of protest, and the filing of suit and diligence in collecting this Note and all other demands and notices, and consents and agrees that its liabilities and obligations will not be released or discharged by any or all of the following, whether with or without notice to it or any other Obligor, and whether before or after the stated maturity hereof: (i) extensions of the time of payment; (ii) renewals; (iii) acceptances of partial payments; (iv) releases or substitutions of any collateral or any Obligor, and (v) failure, if any, to perfect or maintain perfection of any security interest in any collateral. Each Obligor agrees that acceptance of any partial payment will not constitute a waiver and that waiver of any default will not constitute waiver of any prior or subsequent default.

 F-250-00835C (3/95)
 CML Revolving Floating Rate     Page 1 of 2

                                                   0740698    004-1677046-

     Borrower represents and agrees that: all advances evidenced by this Note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, or household use as such terms are used in Chapter One of the Texas Credit Code.

     Borrower represents and agrees that each of the following statements is true unless the box preceding that statement is checked and initialed by Borrower and Bank: (i): [ ] ____________ ____________ No advances will be used primarily for agricultural purposes as such term is used in the Texas Credit Code. (ii) [ ] ____________ ____________ No advances will be used for the purpose of purchasing or carrying any margin stock as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Board"). Notwithstanding anything contained herein or in any other Loan Document, if this is a consumer credit obligation (as defined or described in 12 C.F.R. 227, Regulation AA, promulgated by the Board), the security for this credit obligation will not extend to any non-possessory security interest in household goods (as defined in Regulation AA) other than a purchase money security Interest, and no waiver of any notice contained herein or therein will extend to any waiver of notice prohibited by Regulation AA.

     Chapter 15 of the Texas Credit Code shall not apply to this Note or to any advance evidenced by this Note.

     This Note is governed by Texas law. If any provision of this Note is illegal or unenforceable, that illegality or unenforceability will not affect the remaining provisions of this Note. BORROWER(S) AND BANK AGREE THAT THIS NOTE WILL BE PERFORMED IN THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS, AND THAT SUCH COUNTY IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY BORROWER(S) OR BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST BORROWER(S) MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW BORROWER(S) HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND
 (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. BORROWER(S) AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED ABOVE. BANK MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST BORROWER(S) OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.

     For purposes of this Note, any assignee or subsequent holder of this Note will be considered the "Bank," and each successor to Borrower will be considered the "Borrower."

     Each Borrower and cosigner represents that if it is not a natural person, it is duly organized and validly existing and in good standing under the laws of the state of its incorporation or organization; has full power to own its properties and to carry on its business as now conducted; is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification desirable; and has not commenced any dissolution proceedings. Each Borrower and cosigner that is subject to the Texas Revised Partnership Act ("TRPA") agrees that Bank is not required to comply with Section 3.05(d) of the TRPA and agrees that Bank may proceed directly against one or more partners or their property without first seeking satisfaction from partnership property. Each Borrower and cosigner represents that if it conducts business under an assumed business or professional name it has properly filed Assumed Name Certificate(s) in the office(s) required by Chapter 36 of the Texas Business and Commerce Code. Each of the persons signing below as Borrower or cosigner represents that he/she has full requisite power and authority to execute and deliver this Note to Bank on behalf of the party for whom he/she signs and to bind such party to the terms and conditions of this Note and that this Note is enforceable against such party.

     NO COURSE OF DEALING BETWEEN BORROWER AND BANK, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS NOTE OR ANY OTHER LOAN DOCUMENT.

     THIS NOTE AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
 PAGE 5

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

 IN WITNESS WHEREOF, Borrower has executed this Note effective as of the Date.

 Signature(s) of BORROWER(S):
    PHYSICIAN'S VISITING NURSE SERVICE, INC.

          MARK H. FISHER                                      Date: 3-18-96
 BY:      Mark H. Fisher            TITLE:   PRESIDENT

  ___________________________________________________________ Date:  _________

  ___________________________________________________________ Date:  _________

  ___________________________________________________________ Date:  _________

  ___________________________________________________________ Date:  _________

  ___________________________________________________________ Date:  _________

  ___________________________________________________________ Date:  _________

  ___________________________________________________________ Date:  _________

  ___________________________________________________________ Date: _________


  The undersigned hereby cosigns this Note:

  Signature of COSIGNER: ______________________________________________________

  Address of Cosigner:   ______________________________________________________

  (Bank's signature is provided as its acknowledgement of the above as the final written agreement between the parties and as its agreement with each Borrower subject to TRPA that Bank is not required to comply with Section 3.05(d) of TRPA.)

  BANK:  TEXAS COMMERCE BANK NATIONAL ASSOCIATION

  By:    GARY K. WHITT

  Title: VP

  F-250-00835C (3/95)
  CML Revolving Floating Rate      Page 2 of 2

                                                 0740698  004-1677046-


                           CONTINUING LIMITED GUARANTY
                                (this "Guaranty")

1. GUARANTY. The undersigned Guarantor (jointly and severally if more than one) agrees to pay TEXAS COMMERCE BANK NATIONAL ASSOCIATION, herein called "Lender" at 712 Main Street, P.O. Box 2558, Houston, Harris County, Texas 77252-2558, or such other address as Lender designates, when due or declared due, the Guaranteed Indebtedness. This Guaranty is an unconditional, absolute and continuing guaranty of payment and performance and not of collection. "Guaranteed Indebtedness" means all debts, obligations, and liabilities of every kind and character, whether joint or several, contingent or otherwise, of PHYSICIAN'S VISITING NURSE SERVICE, INC. (together with its successors, "Borrower") now or hereafter existing in favor of Lender evidenced by that one certain promissory note dated March 15, 1996 in the original principal amount of $3,950,000.00 (including each and every renewal, extension and modification thereof, rearrangement and substitution therefor, the "Note") and all indebtedness under the Loan Documents. Guaranteed Indebtedness includes any post-petition interest and expenses (including, but not limited to, attorneys' fees) whether or not allowed as a claim against Borrower under any bankruptcy, insolvency, or other similar law. All Guaranteed Indebtedness is conclusively presumed to have been made or acquired in reliance on this Guaranty. Guarantor's liability under this Guaranty shall be limited in the aggregate at any one time to the principal sum of $1,975,000.00 together with all interest thereon, and all penalties, costs, fees and expenses (including, but not limited to, attorneys' fees) as provided for under any of the Loan Documents and as incurred by Lender in connection with any Guaranteed Indebtedness, including, but not limited to collecting or attempting to collect any of the foregoing indebtedness from Borrower. This Guaranty does not in any way cancel, amend, discharge or limit any other guaranty executed by Guarantor in favor of Lender. "LOAN DOCUMENTS" means any document or instrument evidencing, securing or executed in connection with Guaranteed Indebtedness.

2. TERMINATION OF GUARANTY. This Guaranty will continue to be in effect until final payment in full of the Guaranteed Indebtedness. Any Guarantor may terminate its liability for Guaranteed Indebtedness not in existence (whether by advance, commitment or otherwise) by delivering written notice to Lender, to be effective 5 business days after received under written receipt by Lender. After termination of this Guaranty, Guarantor will continue to be liable for all Guaranteed Indebtedness existing on the effective date of termination, and for all Guaranteed Indebtedness arising under any written agreement to make loans or extensions of credit entered into between Lender and Borrower prior to the effective date of termination (whether or not Lender is contractually obligated to make the loans or extensions of credit).

3. CONTINUATION AND REINSTATEMENT OF GUARANTY. If any petition or other action is filed by or against Borrower under the Bankruptcy Code or any other law relating to liquidation, insolvency or reorganization of debtors, or any other proceeding involving the estate or assets of the Guarantor, this Guaranty will remain effective or be reinstated, as the case may be (even if the Guaranteed Indebtedness has been paid in full), with respect to any payments or transfer of assets with respect to Guaranteed Indebtedness, to the extent such payment or transfers are or may be voidable or otherwise subject to rescission or return as a preferential transfer, fraudulent conveyance or otherwise.

4. CHANGES TO GUARANTEED INDEBTEDNESS. Guarantor authorizes Lender, without notice, consent or demand, before and after termination of this Guaranty, without affecting Guarantor's liability hereunder: to take and hold security for the payment of this Guaranty and/or the Guaranteed Indebtedness, and exchange, enforce, foreclose, waive and release any security and to apply the proceeds of such security as Lender in its discretion determines; to obtain a guaranty of the indebtedness from any one or more other persons or entities whomsoever and at any time or times to enforce, waive, rearrange, modify, limit or release such other persons or entities from their obligations under such guaranties; and to extend, rearrange, supplement, modify, settle, compromise, discharge or subordinate any of the Guaranteed Indebtedness.

5. UNENFORCEABILITY OR UNCOLLECTIBILITY OF THE GUARANTEED INDEBTEDNESS. Guarantor will remain liable for the Guaranteed Indebtedness even though the Guaranteed Indebtedness may be unenforceable against or uncollectible from the Borrower or any other person due to incapacity, lack of power or authority, discharge, or for any reason whatsoever.

6. GUARANTOR REPORTING. Guarantor will furnish to Lender such financial statements and other information relating to the financial condition, properties and affairs of Guarantor as Lender requests from time to time.

7. RIGHT OF OFFSET. Guarantor grants to Lender a right of setoff against every deposit account and all personal property in Lender's possession, whether tangible or intangible, and any claim of Guarantor (whether individual, joint, several or otherwise) against Lender, now or hereafter existing. This right of setoff is not exclusive. In addition to Lender's right of setoff and as further security for this Guaranty and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all deposits and all other accounts and property of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. These rights and remedies of Lender are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

8. AUTOMATIC ACCELERATION. Guarantor agrees that if the maturity of any Guaranteed Indebtedness is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty without demand on or notice to Guarantor.

9. WAIVERS OF GUARANTOR. Guarantor waives (i) diligence and promptness in preserving liability of any person on Guaranteed Indebtedness, and in collecting or bringing suit to collect Guaranteed Indebtedness; (ii) all rights of Guarantor under Rule 31, Texas Rules of Civil Procedure, or Chapter 34 of the Texas Business and Commerce Code, or Section 17.001 of the Texas Civil Practice and Remedies Code; (iii) to the extent Guarantor is subject to the Texas Revised Partnership Act ("TRPA"), compliance by Lender with Section 3.05(d) of TRPA; (iv) protest; (v) notice of extensions, renewals, modifications, rearrangements and substitutions of Guaranteed Indebtedness; (vi) notice of acceptance of this agreement, creation of Guaranteed Indebtedness, failure to pay Guaranteed Indebtedness as it matures, any other default, adverse change in Borrower's financial condition, release or substitution of collateral, subordination of Lender's rights in any collateral, and every other notice of every kind. If any part of the Guaranteed Indebtedness is secured by an interest in real property ("Real Property"), and such interest is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Guarantor agrees that notwithstanding the provisions of Section 51.003, 51.004, and 51.005 of the Texas Property Code (as amended from time to time), and to the extent permitted by law, Lender may seek a deficiency judgment from Guarantor and any other party obligated on the Guaranteed Indebtedness equal to the difference between the amount owing on the Guaranteed Indebtedness and the amount for which the Real Property was sold at judicial or nonjudicial foreclosure sale. Guarantor irrevocably waives and shall not seek to enforce or collect upon any rights which it now has or may acquire against the Borrower, either by way of subrogation, indemnity, reimbursement or contribution, for any amount paid under this Guaranty or by way of any other obligations of the Borrower to Guarantor until 91 days after the Guaranteed Indebtedness is paid in full.

10. REPRESENTATIONS AND AGREEMENTS. This Guaranty constitutes a legal, valid, binding obligation of and is enforceable against Guarantor. Guarantor has filed all federal and state tax returns which are required to be filed, and has paid all due and payable taxes and assessments against the property and income of Guarantor. Guarantor has determined that this Guaranty will benefit Guarantor directly or indirectly. The value of the consideration received by Guarantor is reasonably worth at least as much as its liability hereunder and is fair and reasonably equivalent value for this Guaranty. No material adverse change has occurred in Guarantor's financial condition or business operations reflected in the last financial statement and application for credit provided to Lender. Guarantor has not relied and is not relying on Lender to provide to Guarantor information regarding Borrower's assets or financial condition and Lender has no duty to provide such information.

11. APPLICABLE LAW AND VENUE. This Guaranty is governed by Texas law. If any provision of this Guaranty is illegal or unenforceable, that illegality or unenforceability will not affect the remaining provisions of this Guaranty. GUARANTOR AND LENDER AGREE THAT THIS GUARANTY WILL BE PERFORMED IN THE COUNTY IN WHICH LENDER'S PRINCIPAL OFFICE IN TEXAS IS LOCATED, AND THAT SUCH COUNTY IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY THE GUARANTOR OR LENDER, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST GUARANTOR MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW GUARANTOR HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. GUARANTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. LENDER MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.

12. NOTICE. Any notice required or permitted under this Guaranty must be given in writing by United States mail, by hand delivery or delivery service, or by telegraphic, telex, telecopy or cable communication, sent to the intended addressee at the address shown in this Guaranty, or to such different address as the addressee designates by 10 days notice. Notice by United States mail will be effective when mailed. All other notices will be effective when received. Written confirmation of receipt will be conclusive. Notice of terminations, as provided in Section 2, will not be deemed given until actually received by a commercial lending officer with the rank of Vice President or above at the address of Lender shown in this Guaranty.

13. COSTS AND EXPENSES. To the extent permitted by applicable law, Guarantor will pay on demand all attorneys' fees and all other costs and expenses incurred by Lender in connection with the preparation, administration, enforcement, or collection of this Guaranty including but not limited to Lender's standard Documentation Preparation and Processing fees.

14. MISCELLANEOUS. This Guaranty binds each Guarantor and its successors and assigns and benefits Lender. The term "Lender" also includes all successors and assigns of Lender. Guarantor may not assign its obligations under this Guaranty without the prior written consent of Lender. This Guaranty may be executed in multiple counterparts, and each counterpart will be deemed an original, without the need to produce any counterpart other than the one to be enforced. Any gender designation used herein includes all genders and the singular number includes the plural. Lender's delay or failure to exercise its rights is not a waiver of those rights. This Guaranty may not be amended except in a writing signed by an authorized officer of Lender and no waiver will be effective unless it is in writing. Any waiver is applicable only for the specific situation for which it is given.


     THIS GUARANTY is executed as of MARCH 15, 1996.

                               Page 1 of 2 Pages

     THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO GUARANTOR'S GUARANTY OF GUARANTEED INDEBTEDNESS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS GUARANTY.

     THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.


GUARANTOR:
     MARK H. FISHER                                 Date: 3-18-96

ADDRESS OF
GUARANTOR:        17 Carolane Trail
                  Houston, Harris County
                  Texas 77024


LENDER: (Lender's signature is provided as its acknowledgement of the above as the final written agreement between the parties.)


BY:    GARY K. WHITT

TITLE: VP
                               Page 2 of 2 Pages

                           CONTINUING LIMITED GUARANTY
                                (this "Guaranty")

1. GUARANTY. The undersigned Guarantor (jointly and severally if more than one) agrees to pay TEXAS COMMERCE BANK NATIONAL ASSOCIATION, herein called "Lender" at 712 Main Street, P.O. Box 2558, Houston, Harris County, Texas 77252-2558, or such other address as Lender designates, when due or declared due, the Guaranteed Indebtedness. This Guaranty is an unconditional, absolute and continuing guaranty of payment and performance and not of collection. "Guaranteed Indebtedness" means all debts, obligations, and liabilities of every kind and character, whether joint or several, contingent or otherwise, of PHYSICIAN'S VISITING NURSE SERVICE, INC. (together with its successors, "Borrower") now or hereafter existing in favor of Lender evidenced by that one certain promissory note dated March 15, 1996 in the original principal amount of $3,950,000.00 (including each and every renewal, extension and modification thereof, rearrangement and substitution therefor, the "Note") and all indebtedness under the Loan Documents. Guaranteed Indebtedness includes any post-petition interest and expenses (including, but not limited to, attorneys' fees) whether or not allowed as a claim against Borrower under any bankruptcy, insolvency, or other similar law. All Guaranteed Indebtedness is conclusively presumed to have been made or acquired in reliance on this Guaranty. Guarantor's liability under this Guaranty shall be limited in the aggregate at any one time to the principal sum of $1,975,000.00 together with all interest thereon, and all penalties, costs, fees and expenses (including, but not limited to, attorneys' fees) as provided for under any of the Loan Documents and as incurred by Lender in connection with any Guaranteed Indebtedness, including, but not limited to collecting or attempting to collect any of the foregoing indebtedness from Borrower. This Guaranty does not in any way cancel, amend, discharge or limit any other guaranty executed by Guarantor in favor of Lender. "LOAN DOCUMENTS" means any document or instrument evidencing, securing or executed in connection with Guaranteed Indebtedness.

2. TERMINATION OF GUARANTY. This Guaranty will continue to be in effect until final payment in full of the Guaranteed Indebtedness. Any Guarantor may terminate its liability for Guaranteed Indebtedness not in existence (whether by advance, commitment or otherwise) by delivering written notice to Lender, to be effective 5 business days after received under written receipt by Lender. After termination of this Guaranty, Guarantor will continue to be liable for all Guaranteed Indebtedness existing on the effective date of termination, and for all Guaranteed Indebtedness arising under any written agreement to make loans or extensions of credit entered into between Lender and Borrower prior to the effective date of termination (whether or not Lender is contractually obligated to make the loans or extensions of credit).

3. CONTINUATION AND REINSTATEMENT OF GUARANTY. If any petition or other action is filed by or against Borrower under the Bankruptcy Code or any other law relating to liquidation, insolvency or reorganization of debtors, or any other proceeding involving the estate or assets of the Guarantor, this Guaranty will remain effective or be reinstated, as the case may be (even if the Guaranteed Indebtedness has been paid in full), with respect to any payments or transfer of assets with respect to Guaranteed Indebtedness, to the extent such payment or transfers are or may be voidable or otherwise subject to rescission or return as a preferential transfer, fraudulent conveyance or otherwise.

4. CHANGES TO GUARANTEED INDEBTEDNESS. Guarantor authorizes Lender, without notice, consent or demand, before and after termination of this Guaranty, without affecting Guarantor's liability hereunder: to take and hold security for the payment of this Guaranty and/or the Guaranteed Indebtedness, and exchange, enforce, foreclose, waive and release any security and to apply the proceeds of such security as Lender in its discretion determines; to obtain a guaranty of the indebtedness from any one or more other persons or entities whomsoever and at any time or times to enforce, waive, rearrange, modify, limit or release such other persons or entities from their obligations under such guaranties; and to extend, rearrange, supplement, modify, settle, compromise, discharge or subordinate any of the Guaranteed Indebtedness.

5. UNENFORCEABILITY OR UNCOLLECTIBILITY OF THE GUARANTEED INDEBTEDNESS. Guarantor will remain liable for the Guaranteed Indebtedness even though the Guaranteed Indebtedness may be unenforceable against or uncollectible from the Borrower or any other person due to incapacity, lack of power or authority, discharge, or for any reason whatsoever.

6. GUARANTOR REPORTING. Guarantor will furnish to Lender such financial statements and other information relating to the financial condition, properties and affairs of Guarantor as Lender requests from time to time.

7. RIGHT OF OFFSET. Guarantor grants to Lender a right of setoff against every deposit account and all personal property in Lender's possession, whether tangible or intangible, and any claim of Guarantor (whether individual, joint, several or otherwise) against Lender, now or hereafter existing. This right of setoff is not exclusive. In addition to Lender's right of setoff and as further security for this Guaranty and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all deposits and all other accounts and property of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. These rights and remedies of Lender are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

8. AUTOMATIC ACCELERATION. Guarantor agrees that if the maturity of any Guaranteed Indebtedness is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty without demand on or notice to Guarantor.

9. WAIVERS OF GUARANTOR. Guarantor waives (i) diligence and promptness in preserving liability of any person on Guaranteed Indebtedness, and in collecting or bringing suit to collect Guaranteed Indebtedness; (ii) all rights of Guarantor under Rule 31, Texas Rules of Civil Procedure, or Chapter 34 of the Texas Business and Commerce Code, or Section 17.001 of the Texas Civil Practice and Remedies Code; (iii) to the extent Guarantor is subject to the Texas Revised Partnership Act ("TRPA"), compliance by Lender with Section 3.05(d) of TRPA; (iv) protest; (v) notice of extensions, renewals, modifications, rearrangements and substitutions of Guaranteed Indebtedness; (vi) notice of acceptance of this agreement, creation of Guaranteed Indebtedness, failure to pay Guaranteed Indebtedness as it matures, any other default, adverse change in Borrower's financial condition, release or substitution of collateral, subordination of Lender's rights in any collateral, and every other notice of every kind. If any part of the Guaranteed Indebtedness is secured by an interest in real property ("Real Property"), and such interest is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Guarantor agrees that notwithstanding the provisions of Section 51.003, 51.004, and 51.005 of the Texas Property Code (as amended from time to time), and to the extent permitted by law, Lender may seek a deficiency judgment from Guarantor and any other party obligated on the Guaranteed Indebtedness equal to the difference between the amount owing on the Guaranteed Indebtedness and the amount for which the Real Property was sold at judicial or nonjudicial foreclosure sale. Guarantor irrevocably waives and shall not seek to enforce or collect upon any rights which it now has or may acquire against the Borrower, either by way of subrogation, indemnity, reimbursement or contribution, for any amount paid under this Guaranty or by way of any other obligations of the Borrower to Guarantor until 91 days after the Guaranteed Indebtedness is paid in full.

10. REPRESENTATIONS AND AGREEMENTS. This Guaranty constitutes a legal, valid, binding obligation of and is enforceable against Guarantor. Guarantor has filed all federal and state tax returns which are required to be filed, and has paid all due and payable taxes and assessments against the property and income of Guarantor. Guarantor has determined that this Guaranty will benefit Guarantor directly or indirectly. The value of the consideration received by Guarantor is reasonably worth at least as much as its liability hereunder and is fair and reasonably equivalent value for this Guaranty. No material adverse change has occurred in Guarantor's financial condition or business operations reflected in the last financial statement and application for credit provided to Lender. Guarantor has not relied and is not relying on Lender to provide to Guarantor information regarding Borrower's assets or financial condition and Lender has no duty to provide such information.

11. APPLICABLE LAW AND VENUE. This Guaranty is governed by Texas law. If any provision of this Guaranty is illegal or unenforceable, that illegality or unenforceability will not affect the remaining provisions of this Guaranty. GUARANTOR AND LENDER AGREE THAT THIS GUARANTY WILL BE PERFORMED IN THE COUNTY IN WHICH LENDER'S PRINCIPAL OFFICE IN TEXAS IS LOCATED, AND THAT SUCH COUNTY IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY THE GUARANTOR OR LENDER, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST GUARANTOR MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW GUARANTOR HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. GUARANTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. LENDER MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.

12. NOTICE. Any notice required or permitted under this Guaranty must be given in writing by United States mail, by hand delivery or delivery service, or by telegraphic, telex, telecopy or cable communication, sent to the intended addressee at the address shown in this Guaranty, or to such different address as the addressee designates by 10 days notice. Notice by United States mail will be effective when mailed. All other notices will be effective when received. Written confirmation of receipt will be conclusive. Notice of terminations, as provided in Section 2, will not be deemed given until actually received by a commercial lending officer with the rank of Vice President or above at the address of Lender shown in this Guaranty.

13. COSTS AND EXPENSES. To the extent permitted by applicable law, Guarantor will pay on demand all attorneys' fees and all other costs and expenses incurred by Lender in connection with the preparation, administration, enforcement, or collection of this Guaranty including but not limited to Lender's standard Documentation Preparation and Processing fees.

14. MISCELLANEOUS. This Guaranty binds each Guarantor and its successors and assigns and benefits Lender. The term "Lender" also includes all successors and assigns of Lender. Guarantor may not assign its obligations under this Guaranty without the prior written consent of Lender. This Guaranty may be executed in multiple counterparts, and each counterpart will be deemed an original, without the need to produce any counterpart other than the one to be enforced. Any gender designation used herein includes all genders and the singular number includes the plural. Lender's delay or failure to exercise its rights is not a waiver of those rights. This Guaranty may not be amended except in a writing signed by an authorized officer of Lender and no waiver will be effective unless it is in writing. Any waiver is applicable only for the specific situation for which it is given.

     THIS GUARANTY is executed as of MARCH 15, 1996.

                               Page 1 of 2 Pages

     THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO GUARANTOR'S GUARANTY OF GUARANTEED INDEBTEDNESS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS GUARANTY.

     THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

GUARANTOR:
  HARVEY R. HOUCK, JR.                           Date: 3-19-96

ADDRESS OF
GUARANTOR:        One Riverway #2300
                  Houston, Harris County
                  Texas 77056

LENDER: (Lender's signature is provided as its acknowledgement of the above as the final written agreement between the parties.)

BY:    GARY K. WHITT

TITLE: VP
                               Page 2 of 2 Pages